Exhibit 10.4

授权委托书

Power of Attorney

本司系上海倬泰通实业有限公司，系拥有深圳铜道网科技有限公司（“公司”）100%的股权（“本公司股权”）的股东，就本公司股权，特此不可撤销地授权深圳百誉巨成数据科技有限公司(“WFOE”)在本授权委托书的有效期内行使如下权利：

Shanghai Zhuotaitong Industry Co., Ltd, is a holder of 100% of the registered capital in Shenzhen Tongdow Internet Technology Co., Ltd (the “Company”) (“The Shareholding”), hereby irrevocably authorize Shenzhen Baiyu Jucheng Data Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to The Shareholding during the term of this Power of Attorney:

授权WFOE作为本司唯一的排他的代理人就有关本公司股权的事宜全权代表本司行使依据中国法律及公司章程规定的所有股东权利，包括但不限于如下的权利：1）作为本司代表在公司股东会上召集、出席、主持公司的股东会；2）行使按照法律和公司章程规定本司所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本公司股权的全部或任何一部分；3）作为本司的授权代表指定和任命公司的法定代表人、执行董事、监事、总经理以及其他高级管理人员等；以及4)签署与本司股东权利相关的所有法律文件并执行；5）收取公司支付给本司的股东分红款等。

WFOE is hereby authorized to act on behalf of the company as the exclusive agent and attorney with respect to all matters concerning The Shareholding in accordance with Chinese laws and the articles of association on behalf of the company, including without limitation to: 1) Convene, attend and preside over the shareholders’ meeting as the representative of the company; 2) exercise all the shareholder’s rights and shareholder’s voting rights the company entitled to under the laws of China and Company’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of The Shareholding in part or in whole; and 3) designate and appoint on behalf of the company the legal representative, the executive director, supervisor, the chief executive officer and other senior management members of Company; And 4) sign and execute all legal documents related to the rights of shareholders of the company; 5) Receive the dividends paid by the company to the shareholders of the company

WFOE将有权在授权范围内代表本司签署独家购买权合同（本司应要求作为合同方）中约定的转让合同，如期履行本司作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which the company required to be a party, on behalf of the company, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which the company a party.

WFOE就本公司股权的一切行为均视为本司的行为，签署的一切文件均视为本司签署，本司会予以承认。

All the actions associated with The Shareholding conducted by WFOE shall be deemed as the company actions, and all the documents related to The Shareholding executed by WFOE shall be deemed to be executed by the company. The company hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有权随时指定实体或个人根据自行判断并行使本司授权的所有权利而无须获得本司认可或追认。WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本司或获得本司的同意，本司应配合出具相应的授权委托书等文件。

WFOE has the right to designate entities or individuals at any time to exercise all rights authorized by the company at its own discretion without the approval or ratification of the company. WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to the company or obtaining the company’s consent. The company shall cooperate to issue corresponding power of attorney and other documents.

在本司为公司的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。本司确认，无论公司股权结构如何变化，均将其持有的公司股东权利按照本协议约定授权给WFOE或其指定的实体或个人行使。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney. The company confirms that no matter how the equity structure of the company changes, it will authorize WFOE or its designated entity or individual to exercise its shareholders’ rights in accordance with this agreement.

本授权委托书期间，本司特此放弃已经通过本授权委托书授权给WFOE的与本公司股权有关的所有权利，不再自行行使该等权利。同时，本司承诺，除非经过WFOE的事先书面同意，本司不得将本授权委托书项下的权利义务全部或部分地转让给第三方。

During the term of this Power of Attorney, the company hereby waive all the rights associated with The Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by the company. At the same time, the company promises that it will not transfer all or part of its rights and obligations under this power of attorney to a third party without the prior written consent of WFOE.

任何一方根据本协议规定在行使其权利时的失误或延误，并不构成该权利的放弃。

The failure or delay of either party in exercising its rights under this Agreement shall not constitute a waiver of such rights.

在本授权委托书的有效期限内，本司承诺不得单方终止、解除本授权委托书，但WFOE有权通过提前10（十）个工作日以发出书面通知的方式终止本授权委托书，本司承诺届时应配合履行必要的手续并签署相应的文件（如有）。

During the term of validity of this power of attorney, the company promises not to unilaterally terminate or terminate this power of attorney, but WFOE has the right to terminate this power of attorney by sending a written notice 10 (ten) working days in advance. The company promises to cooperate with necessary formalities and sign corresponding documents (if any) at that time.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

上海倬泰通实业有限公司
Shanghai Zhuotaitong Industry Co., Ltd

By: Hongji Zhou

2022年10月17日

October 17, 2022

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